                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 3, 1995 on the combined financial statements and schedule of TENERA L.P. and the balance sheet of TENERA, Inc., in the Registration Statement (Form S-4 No. 33-00000) and related Prospectus of TENERA, Inc.

                                          ERNST & YOUNG LLP

San Francisco, California
March 29, 1995